SUPPLEMENT
                        TO THE PROSPECTUSES FOR
                       TAX-EFFICIENT EQUITY FUND

                            MARCH 18, 1999

  Francis X. Morris has replaced George H. Burwell as portfolio manager of Tax-Efficient Equity Fund. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. Mr. Morris holds a bachelor s degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He is a past president of the Philadelphia Society of Financial Analysts.

  Mr. Morris will work closely with the existing portfolio management team, including Andrea Giles and Christopher Driver. Andrea Giles is a research analyst for the Fund. She holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank. Christopher Driver is also a research analyst for the Fund. He holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.